Debt	12 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
Debt
Note 5: Debt
The components of debt at December 31, 2023 and 2022 are as follows (in thousands):

	As of December 31,
	2023	2022
4.60% Senior Notes due to related party due 2024	$38,778	$39,454

Total debt	38,778	39,454
Less: Short-term debt	38,778	—

Total Long-term debt	$—	$39,454
4.60% Senior Notes due to related party due 2024
The 4.60% Senior Notes due to related party, which collectively total KRW100 billion at inception, accrue 4.60% interest quarterly on the outstanding principal amount until maturity. Interest and principal are due in full at maturity (May 27, 2024).
Voluntary principal and interest payments were made in June and September 2020. Principal of KRW20 billion and interest of KRW1.2 billion was paid in June 2020 and principal of KRW30 billion and interest of KRW3.1 billion was paid in September 2020.